SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2007

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other

On July 10, 2007 Sigma-Aldrich Corporation and Sangamo BioSciences, Inc. (Sangamo) issued a press release announcing an alliance focused on the development of high value laboratory research reagents based upon Sangamo’s zinc finger DNA-binding proteins (ZFPs) technology. The alliance combines the Company’s global marketing capabilities and significant reputation as a provider of high quality products and kits for scientific research with Sangamo’s substantial expertise in the field of ZFPs. The Company will make initial payments to Sangamo, consisting of an upfront license payment of $4.75 million, $7.75 million for the purchase of one million shares of Sangamo common stock at market price, determined by the average closing price of Sangamo stock over the past 30 trading days and the first of three annual license payments. This press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release issued July 10, 2007 - SIGMA-ALDRICH AND SANGAMO BIOSCIENCES ANNOUNCE ALLIANCE TO DEVELOP ZINC FINGER-BASED LABORATORY RESEARCH REAGENTS.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2007

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued July 10, 2007 - SIGMA-ALDRICH AND SANGAMO BIOSCIENCES ANNOUNCE ALLIANCE TO DEVELOP ZINC FINGER-BASED LABORATORY RESEARCH REAGENTS.

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